                          [ARTHUR ANDERSEN LETTERHEAD]

                                  EXHIBIT 23.3




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The New Seeger Group:

As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 28, 1996 included in the Annual Report on Form 10-K of TransTechnology Corporation for the year ended March 31, 1997 into this Registration Statement.


                                     ARTHUR ANDERSEN

                                     Wirtschaftsprufungsgesellschaft
                                     Steuerberatungsgesellschaft mbH


Laupenmuhlen
Wirtschaftsprufer
(certified auditor)

Eschborn/Frankfurt/M.

January 27, 1998



                                    II-11